                        Lenders' Mortgage
                        Insurance Provisions
                        Securitised Tranches

                        between

                        Perpetual Trustee Company
                        Limited as trustee of the
                        Medallion Trust Series 2006-1G

                        ABN 42 000 001 007

                        and

                        PMI Mortgage Insurance Ltd

                        ABN 70 000 511 071

                        and

                        Commonwealth Bank of
                        Australia

                        ABN 48 123 123 124

                        and

                        Homepath Pty Limited

                        ABN 35 081 986 530

                        Master Agreement Number:   G02540306

                                     1 of 24

                        Date of Issue: 9 March 2006

1.     THE INSURANCE AGREEMENT IS BETWEEN US AND THE INSURED

                                     2 of 24

                                     3 of 24

PMI Lenders' Mortgage Insurance Provisions

       SOME WORDS USED IN THE PROVISIONS HAVE SPECIFIED MEANINGS WHICH ARE
                               LISTED IN CLAUSE 24

--------------------------------------------------------------------------------
1.         THE INSURANCE AGREEMENT IS BETWEEN US AND THE INSURED LENDER AND THE
           INSURED TRUSTEE

1.1      The Lenders' Mortgage Insurance Agreement (the Agreement) is a contract of insurance between Us and the Insured Lender and the Insured Trustee.
         A separate Agreement exists in respect of each Insured Mortgage. The
         Insured Mortgages are specified in the attached Schedule of Mortgages.

1.2      We agree to provide insurance against Loss on the Insured Mortgage on the terms set out in these Provisions upon payment of the once-only fee.

1.3      The Agreement consists of:

         1.3.1    these Provisions (including the Schedule of Variables); and

         1.3.2    the attached Schedule of Mortgages.

1.4      You are insured to the extent of the Percentage of Insurance and in the event of a claim you are reimbursed for Your loss in accordance with these provisions.

--------------------------------------------------------------------------------
2.         INTENTIONALLY DELETED

--------------------------------------------------------------------------------
3.         WE RELY ON STATEMENTS MADE TO US

3.1      The Insured Lender warrants that:-

         3.1.1    The particulars and statements in the Application are true and correct;

         3.1.2    The Insured Mortgage meets the Eligibility Criteria; and

         3.1.3    The Loan Amount originated according to and in compliance with the Insured Lender's loan policy at the time of origination.

3.2      To the extent that any warranty is breached, and to the extent permitted by the Insurance Contracts Act 1984, PMI shall be entitled to deny or reduce its liability in respect of a claim by any insured.

           DUTY  OF DISCLOSURE

3.3      Before You enter into a contract of insurance with Us, You have a duty, under the Insurance Contracts Act 1984, to disclose to Us every matter that You know, or could reasonably be expected to know, is relevant to our decision whether to accept the risk of the insurance and, if so, on what terms.

3.4      You have the same duty to disclose those matters to Us before You renew, extend, vary or reinstate a contract of insurance.

3.5      Your duty however does not require disclosure of a matter:

         3.4.1    that diminishes the risk to be undertaken by Us; or

         3.4.2    that is of common knowledge; or

                                     4 of 24

         3.4.3    that We know or, in the ordinary course of our business, ought to know; or

         3.4.4    as to which compliance with Your duty is waived by Us.

           NON- DISCLOSURE

3.6      If You fail to comply with Your duty of disclosure, We may be entitled to reduce our liability or cancel the Agreement in respect of an individual claim. If Your non-disclosure is fraudulent, We may also have the option of avoiding the contract from its beginning.

3.7      If You have made a statement which was in fact untrue but was made on the basis of a reasonable belief that You held based on information provided by the Borrower, the statement will not be taken to be a misrepresentation.

--------------------------------------------------------------------------------
4.         IF REQUIREMENTS ARE NOT MET

4.1      If any of the obligations of the Insured Lender or the Insured Trustee or both under the Agreement are not met, then to the extent not prohibited by the Insurance Contracts Act 1984:

         4.1.1    We may refuse to pay a claim; or

         4.1.2    We may reduce the amount of the claim by the amount which in our opinion reasonably represents the extent to which our
                  interests have been prejudiced by the failure to meet any such obligation; or

         4.1.3    We may cancel the Agreement.

--------------------------------------------------------------------------------
5.         CONSUMER CREDIT CODE

5.1      The Consumer Credit Code may apply to the Insured Mortgage.

5.2      You are insured for Loss resulting from:

         5.2.1    a credit tribunal or court ordering postponement of
                  enforcement proceedings under Section 88 of the Consumer
                  Credit Code; or

         5.2.2    a change to the Insured Mortgage or Loan Account or both in a manner set out in Section 66 of the Consumer Credit Code:

                  (a)   agreed to by You with our prior written consent; or

                  (b)   ordered by a credit tribunal or court under Section 68
                        of the Consumer Credit Code.

5.3      You are not insured for Loss resulting from a credit tribunal or court:

         5.3.1    reopening an unjust Insured Mortgage, Collateral Security or
                  Loan Account under Section 70 of the Consumer Credit Code; or

         5.3.2    annulling or reducing any unconscionable interest rate change, fee or charge under Section 72 of the Consumer Credit Code.

--------------------------------------------------------------------------------
6.         ENTERING INTO THE AGREEMENT AND THE ONCE-ONLY FEE

You pay a once-only fee. This fee is calculated on the Loan amount. You will also have to pay any applicable stamp duty, GST, and any additional government duties, levies or charges, where applicable.

You must on or prior to the Closing Date pay to Us the once-only fee, GST and any additional government duties, levies or charges, where applicable (in such amount as agreed between Us and the Bank prior to the Closing Date). Until the once-only fee, GST and any additional

                                     5 of 24

government duties, levies or charges, where applicable, is received by Us the
Agreement does not come into force. If the once-only fee is not received by Us on or before the Closing Date the Agreement does not come into force at all.

Following receipt of the once-only fee, We will send You the Certificate stating the commencement date of insurance and the Expiry date of insurance.

--------------------------------------------------------------------------------
7.         MANAGEMENT OF INSURED MORTGAGE AND LOAN ACCOUNT

7.1      The Insured Mortgage and the Loan Account must be administered and managed by You or a Mortgage Manager.

7.2      We acknowledge and consent that the Servicer will be the Mortgage
         Manager in respect of the Insured Mortgage held by the Insured Trustee as trustee of the Series Trust.

7.3      Any other Mortgage Manager must be approved by Us in writing.

7.4      We may require You to appoint or replace the Mortgage Manager to administer and manage the Insured Mortgage and the Loan Account in the following situations:

         7.4.1    Insolvency, liquidation, receivership or statutory management of You or any existing Mortgage Manager; or

         7.4.2    If, after consultation with You, We are of the reasonable
                  opinion that the administration or management of the Insured
                  Mortgage and Loan Account is not being conducted
                  satisfactorily.

7.5      Notwithstanding clause 7.4, We cannot require the Insured Trustee to replace the Servicer as Mortgage Manager or to appoint a new Mortgage
         Manager except to the extent that following a Servicer Default in relation to the Series Trust, the Insured Trustee is entitled to appoint a new Servicer in relation to the Series Trust and the Mortgage
         Manager proposed by Us is able to be appointed as Servicer in accordance with the Series Trust provided that:

         7.5.1    The Insured Trustee must give Us notice of any circumstances or events occurring which entitle the Insured Trustee to issue to the Servicer a notice of termination of the rights and
                  obligations of the Servicer in relation to the Series Trust
                  (whether or not such notice is actually issued) within seven
                  (7) days of the Insured Trustee becoming actually aware (as determined in accordance with the Series Trust) of such
                  circumstances or events; and

         7.5.2    The Insured Trustee must provide to Us a copy of any such
                  notice issued to the Servicer under the Series Trust within seven (7) days of such notice being issued to the Servicer.

--------------------------------------------------------------------------------
8.         ASSIGNMENT OF THIS AGREEMENT

You may assign your rights under the Agreement to someone else only if:

      o     You have our prior written consent; or

      o     it is pursuant to a substitution of the Insured Trustee under the transaction documents for the Series Trust; or

      o     We have notified You in writing that You may do so without our consent.

Within thirty (30) days of any assignment You must notify Us in writing and pay to Us any applicable fee.

--------------------------------------------------------------------------------
9.         WHAT IF THE BORROWER REQUIRES MORE MONEY?

9.1      Our prior consent is required before the advance of funds additional to the Loan Amount, which are secured by the Insured Mortgage (A Further
         Advance).

                                     6 of 24

9.2      An additional fee, including GST where applicable, is payable by the
         Insured Lender before a Further Advance is insured. The Insured Lender will also have to pay any additional government duties, levies or charges where applicable.

           LOAN REDRAW

9.3      However, our prior consent to a Further Advance in not required if:

         9.3.1    the Borrower's payments are equal to or in advance of the
                  Scheduled Instalments; and

         9.3.2    the Borrower only redraws up to the amount by which the
                  Scheduled Instalments have been exceeded.

9.4      In the case of a Further Advance made in accordance with clause 9.3 such Further Advance is insured and no additional fee is payable.

--------------------------------------------------------------------------------
10.        CONSTRUCTION AND IMPROVEMENT LOANS

10.1     If the purpose of the Insured Mortgage or any part of the Insured
         Mortgage is for Improvements to the Mortgaged Property, then We are not obliged to pay a claim unless:

         10.1.1   Before the Initial Loan Advance

                  (a)   the Borrower has entered a fixed price building contract
                        for completion of the Improvements approved by the
                        Insured Lender; and

                  (b)   all necessary consents and approvals from relevant
                        statutory and other authorities are held and are
                        current; and

         10.1.2   During construction

                  (a)   if the Loan Amount is advanced progressively, the
                        progress advances do not exceed increases in the value
                        of the Mortgaged Property; and

                  (b)   the Improvements are completed within twelve months of
                        the Initial Loan Advance; and

                  (c)   an amount of the Loan Amount is retained by the Insured
                        Lender to ensure that the Improvements can be completed
                        in accordance with the plans and specifications
                        incorporated within the fixed price building contract
                        approved by it; and

         10.1.3   Before the Final Loan Advance a valuation Certificate is
                  provided confirming that the completion of Improvements is in accordance with the plans and specifications.

           COST OVERRUNS

10.2     Cost Overruns must be paid immediately they are identified and prior to any further progress payments being paid.

10.3     We may decline to meet a claim under the Agreement until the
         Improvements for which the Insured Mortgage was made have been completed.

10.4     If the Insured Lender does not retain sufficient funds to complete the
         Improvements, We will deduct from any claim under the Agreement an amount equal to the additional amount required to complete the
         Improvements as assessed by a Valuer instructed by Us.

--------------------------------------------------------------------------------
11.        SECURING AND PROTECTING THE LOAN

                                     7 of 24

11.1     The Insured Mortgage must be an enforceable registered mortgage over real estate property in Australia. You are not insured if the Insured
         Mortgage is not enforceable.

11.2     You must follow the procedures of a prudent lender in preparing, administering and managing the Insured Mortgage, any Collateral
         Security and the Loan Account.

11.3     The Insured Mortgage must be either:

         11.3.1   a first mortgage; or

         11.3.2   a second mortgage.

11.4     Where the Insured Mortgage is a second mortgage the following conditions must be met:

         11.4.1   the Insured Lender must be the first mortgagee; and

         11.4.2   the first-ranking mortgage must be equitably assigned to the
                  Insured Trustee on the Closing Date (or such other date as the
                  Insured Lender and We agree).

11.5     Where the Loan Account is secured by more than one mortgage the mortgages must be cross collateralised.

         VARIATIONS

11.6     Any variation of any Insured Mortgage (including substitution of security and partial release of security but not including any variation pursuant to an order by a Credit Tribunal or court) which results in:

         11.6.1   an increase to the Loan Term of the Insured Mortgage beyond thirty (30) years; or

         11.6.2   an increase in the Loan Account in respect of the Insured
                  Mortgage beyond the Scheduled Loan Balance; or

         11.6.3   an increase in the Loan to Value Ratio of the Insured Mortgage where the resultant Loan to Value Ratio exceeds 80%

         will be subject to a new proposal form and a new premium.

--------------------------------------------------------------------------------
12.        PROTECTING YOUR RIGHTS

12.1     During the term of the Agreement You must protect Your rights under
         Your Security Interest and in particular:

         12.1.1   Your right to take action to recover the Loan Account must continue to exist; and

         12.1.2   Your right to take action to recover the Loan Account must not be deferred except with our written consent (unless the
                  deferment is pursuant to an order by a court or a credit
                  tribunal, in which case You must report such an order to Us within (fourteen) 14 days of that order being made); and

         12.1.3   there must be no Security Interest over the Mortgaged Property which takes priority over the Insured Mortgage other than:-

                  (a)   those We consent to in writing; or

                  (b)   a first mortgage where the conditions in clause 11 have
                        been met; or

                  (c)   any Permitted Prior Security Interest.

         12.1.4   You must give Us notice in writing of the discharges in whole of the Insured Mortgage and any Collateral Security during each six (6) monthly period

                                     8 of 24

                  ending 31 May and 30 November in each year within fourteen
                  (14) days of the end of each such period.

--------------------------------------------------------------------------------
13.        PROTECTING THE MORTGAGED PROPERTY

13.1     The Insured Lender must tell us within sixty (60) days if it becomes aware that the Mortgaged Property is defective, damaged, has been vacated or is contaminated.

           PROPERTY INSURANCE - INTENTIONALLY DELETED

           PROPERTY DAMAGE

13.3     If the Mortgaged Property suffers any damage or destruction (except reasonable wear and tear), the Insured Lender must ensure that it is restored as nearly as possible to its condition at the date of commencement of the Agreement if so required by us where we have formed the reasonable opinion that this will reduce the amount that may be claimed by you under the Agreement.

13.4     The costs of restoration are not insured under the Agreement.

13.5     However if the purpose of the Insured Mortgage or any part of the
         Insured Mortgage is for Improvements to the Mortgaged Property We will meet a claim under the Agreement only when the Improvements have been completed.

13.6     The Insured Lender must ensure that it is a term of the Insured
         Mortgage that the mortgagor under the Insured Mortgage must:

         13.6.1   keep the Mortgaged Property in good condition and fix any
                  defect; and

         13.6.2   not do anything or allow anything to be done that might lower the value of the Mortgaged Property; and

         13.6.3   tell You if the Mortgaged Property is seriously damaged or defective; and

         13.6.4   comply with all laws, requirements, orders and notices of
                  authorities in connection with the Mortgaged Property.

           CONTAMINATION

13.7     If there is Contamination of the Mortgaged Property the Insured Lender
         must ensure that the Contaminant has been removed and the Mortgaged
         Property is cleared up and restored as nearly as possible to its condition at the date of commencement of the Agreement where We have so advised You, having formed the reasonable opinion that this will reduce the amount that may be claimed by You under the Agreement.

13.8     The Insured Lender must ensure that it is a term of the Insured
         Mortgage that the Mortgagor:

         13.8.1   declares that the Mortgaged Property is free from any unlawful
                  Contamination; and

         13.8.2   must remove any Contamination and clear up any Contamination, if the Mortgaged Property is contaminated.

13.9     The costs of removal, clean up and restoration of the Mortgaged
         Property arising from Contamination are not insured under this
         Agreement.

                                     9 of 24

--------------------------------------------------------------------------------
14.        ACTION FOLLOWING DEFAULT BY THE BORROWER

14.1     In the event of default by the Borrower You must follow the procedures of a prudent lender in administering and managing the Insured Mortgage, any Collateral Security and the Loan Account.

           FIRST REPORTING TO US

14.2     Any of the following events must be reported to Us in writing within fourteen (14)days:

         14.2.1   the total amount due and unpaid under the Insured Mortgage or
                  Loan Account or both at the end of a month is equal to or
                  exceeds the total of ninety (90) days arrears; or

         14.2.2   the Loan Amount is not repaid at the expiry of the Loan Term;
                  or

         14.2.3   You take possession of the Mortgaged Property; or

         14.2.4   You become aware:

                  (a)   there has been a default under a mortgage over the
                        Mortgaged Property other than the Insured Mortgage; or

                  (b)   another mortgagee intends to sell or has sold the
                        Mortgaged Property; or

                  (c)   an application for winding up or administration or a
                        petition for bankruptcy has been or is to be lodged in
                        relation to the Borrower or any Guarantor; or

                  (d)   any meeting of the members or shareholders of the
                        Borrower or any Guarantor is convened for the purpose of
                        considering any resolution to wind up that Borrower or
                        Guarantor or to put it under administration; or

                  (e)   the Borrower or any Guarantor has assigned its estate
                        for the benefit of creditors generally; or

                  (f)   a receiver or manager has been appointed to the Borrower
                        or any Guarantor; or

                  (g)   the Borrower intends to sell the Mortgaged Property in
                        circumstances where a claim under the Agreement is
                        likely to result; or

                  (h)   there has been any other default under the terms of the
                        Insured Mortgage or Loan Account; or

                  (i)   of any material event or circumstance relating to the
                        Mortgaged Property or any Collateral Security or both
                        arising after the date of commencement of the Agreement.

           FURTHER REPORTS

14.3     At monthly or other intervals nominated by Us, the Insured Lender must provide Us with updated written reports and any documents about or affecting any reported default or event.

           CONSULTATION WITH US

14.4     You must continue to consult with Us following a default by the
         Borrower or any Guarantor.

14.5     You must not, without prior written notice to Us:

                                    10 of 24

         14.5.1   enter into possession of the Mortgaged Property, sell it, take foreclosure action or appoint any receiver or manager of the
                  Mortgaged Property;

         14.5.2   commence any legal proceedings in relation to the Insured
                  Mortgage or any Collateral Security; or

         14.5.3   if the Consumer Credit Code applies to the Insured mortgage, take any Enforcement Proceedings or make any application to a court in relation to the Insured mortgage or any Collateral
                  Security.

         In this clause 14.4:

         Enforcement proceedings has the same meaning as that term has under the
         Consumer Credit Code.

         A court includes any court as defined under the Consumer Credit Code.

         Applications to a court may include applications under section 101 of the Consumer Credit Code.

           RENTS OR OTHER AMOUNTS RECEIVED

14.6     Any rents or profits or other amounts You receive relating to the
         Mortgaged Property or any Collateral Security are to be credited to the
         Loan Account.

--------------------------------------------------------------------------------
15.        HOW AND WHEN TO CLAIM FOR LOSS

15.1     A claim for Loss may be submitted:

         15.1.1   when the sale of the Mortgaged Property has been settled; or

         15.1.2   when We ask before the Mortgaged Property is sold; or

         15.1.3   when the mortgagee under a prior mortgage has completed the sale of the Mortgage Property.

15.2     The claim should be lodged within thirty (30) days of:

         15.2.1   the Settlement Date; or

         15.2.2   a request from Us.

15.3     In support of the claim we must be provided with all documents and information We reasonably require.

15.4     Any payment of a claim We make is a full and final discharge of our liability under the Agreement. Payment of a claim to the Insured Lender will be a full and final discharge of any liability to pay a claim to the Insured Trustee and payment of a claim to the Insured Trustee will be a full and final discharge of any liability to pay a claim to the
         Insured Lender.

15.5     At our discretion We may pay a claim before the Mortgaged Property has been sold.

15.6     Within fourteen (14) days of receipt by Us of the complete claim documentation including all documentation and information reasonably required by Us We will assess the claim and pay the amount recoverable under this Agreement.

--------------------------------------------------------------------------------
16.        HOW IS THE CLAIM FOR LOSS CALCULATED?

16.1     The Loss is the amount owing less the amount recovered as defined below:

16.2     Amount owing is the total of:

         16.2.1   Balance of the Loan Account at the Settlement Date; and

                                    11 of 24

         16.2.2   Interest on the balance of the Loan Account from the
                  Settlement Date to the date of claim to a maximum of thirty
                  (30) days; and

         16.2.3   Any GST incurred on the sale or transfer of the Mortgaged
                  Property to a third party in or towards the satisfaction of any debt that the Borrower owed under the Loan Account, and any GST which is properly incurred in respect of any of the costs, fees, disbursements or commissions specifically
                  included under clause 16.2.4; and

         16.2.4   Costs incurred on sale of the Mortgaged Property which
                  include:

                  (a)   Costs properly incurred for insurance premiums, rates,
                        land tax (calculated on a single holding basis) and
                        other statutory charges on the Mortgaged Property; and
                        in respect of amounts payable to a body corporate,
                        service company or equivalent in relation to the
                        Mortgaged Property,

                  (b)   Reasonable and necessary legal fees and disbursements
                        incurred in enforcing or protecting rights under the
                        Insured Mortgage including the reasonable fees and
                        disbursements of the Servicer's internal legal
                        department; and

                  (c)   Reasonable agent's commission, advertising costs,
                        valuation costs and other costs relating to the sale of
                        the Mortgaged Property; and

                  (d)   Reasonable and necessary costs incurred by You in
                        maintaining (but not restoring) the Mortgaged Property,
                        however total costs in excess of $1,500 can be included
                        only with Our prior written consent to incur them; and

                  (e)   Any amounts applied with Our prior written consent to
                        discharge a Security Interest having priority over the
                        Insured Mortgage.

16.3     Amount owing does not include:

         16.3.1   Interest charged in advance; and

         16.3.2   Default rate interest; and

         16.3.3   Higher rate interest payable because of failure to make prompt payment; and

         16.3.4   Fines, fees or charges debited to the Loan Account (except for any monthly account keeping fee, switching fee or loan
                  establishment fee); and

         16.3.5   Costs of restoration following damage to or destruction of the
                  Mortgaged Property; and

         16.3.6   Costs of removal, clean up and restoration arising from
                  Contamination of the Mortgaged Property; and

         16.3.7   Additional funds advanced to the Borrower without Our written consent other than any loan redraws in accordance with clause
                  9; and

         16.3.8   Amounts paid in addition to the Loan Amount to complete
                  Improvements; and

         16.3.9   Cost Overruns; and

         16.3.10  Any civil or criminal penalties imposed under legislation including the Consumer Credit Code.

16.4     Amount recovered is the total of:

         16.4.1   The gross proceeds of sale of the Mortgaged Property; and

                                    12 of 24

         16.4.2   Early Repayment Fees; and

         16.4.3   Break Funding Costs; and

         16.4.4   The following if not already applied to the credit of the Loan
                  Account:

                  (a)   Compensation received for any part of the Mortgaged
                        Property or any Collateral Security that has been
                        resumed or compulsorily acquired; and

                  (b)   all rents collected and other profits received relating
                        to the Mortgaged Property or any Collateral Security;
                        and

                  (c)   any sums received under any insurance policy relating to
                        the Mortgaged Property not applied to restoration of the
                        Mortgaged Property following damage or destruction; and

                  (d)   all amounts recovered from the exercise of rights
                        relating to any Collateral Security; and

                  (e)   any other amount received relating to the Insured
                        Mortgage or any Collateral Security including any
                        amounts received from the Borrower, any Guarantor, or
                        prior mortgagee.

           REDUCTIONS

16.5     Where a claim has been made and the Loss has been increased due to the consent, without our written approval, to:

         16.5.1   the creation of any lease, license, easement, restriction or other notification affecting the Mortgaged Property; or

         16.5.2   an increase in or acceleration of the payment obligation of the Borrower under any Security Interest having priority over the Insured Mortgage; then

         We may reduce the amount payable to You by that increased Loss.

16.6     Where the Loss has been increased due to the making of any false or misleading statement, assurance or representation to the Borrower or any Guarantor, We may reduce the amount paid in the event of a claim by that increase in the Loss.

16.7     Where We pay any claim the amount of that payment will be less the amount of any GST input tax credit or reduced input tax credit
         (together Input Tax Credit) entitlement You may have with respect to the items included in the claim for Loss.

--------------------------------------------------------------------------------
17.        You give Us Your rights after We pay a claim

17.1     After We pay a claim We may require You to:

         17.1.1   assign the Insured Mortgage and any Collateral Security to Us;
                  or

         17.1.2   appoint Us Your attorney to exercise any of Your rights under the Insured Mortgage and any Collateral Security.

17.2     You must comply with our reasonable requests for assistance to recover from the Borrower or any Guarantor or both the amount We pay to You in the event of a claim.

--------------------------------------------------------------------------------
18.        AFTER A CLAIM IS MADE

           REFUNDS OF AMOUNTS RECOVERED BY YOU

18.1     Any amount You recover relating to the Insured Mortgage or any
         Collateral Security after You have made a claim must be paid to Us.

                                    13 of 24

           SHARING OF RECOVERIES

18.2     However, if You sustain a Loss on the Loan Account after the sale of the Mortgaged Property and payment of a claim by Us, any recoveries under the Insured Mortgage or any Collateral Security, will be shared between You and Us on a pro-rata basis.

18.3     The calculation of the pro-rata sharing shall exclude any amounts relating to debts owed by the Borrower independent of the Loan Account such as personal loans or credit card debts.

--------------------------------------------------------------------------------
19.        TERMINATION OF THE AGREEMENT

19.1     The Agreement terminates:

         19.1.1   when the Loan Account is repaid in full; or

         19.1.2   on the Expiry Date of the Insurance as set out in the Schedule
                  of Mortgages, however if before fourteen (14) days after the
                  Expiry Date of the Insurance You have given Us notice of
                  default under the Insured Mortgage the Agreement will continue solely for the purpose of a claim; or

         19.1.3   when We pay a claim; or

         19.1.4   upon cancellation of the Agreement in accordance with the
                  Insurance Contracts Act 1984.

                                    14 of 24

--------------------------------------------------------------------------------
20.        NOTICES, REPORTS AND APPLICATIONS

Notices, reports and the Application to Us are to be provided to:

         PMI Mortgage Insurance Ltd.
         Level 23, 50 Bridge Street
         SYDNEY NSW 2000
         Facsimile No: 02 9251 5550

         or to any other address We specify in writing.

         Notices to the Insured Lender are to be provided to the address stated
         in the Schedule of Variables or any other address the Insured Lender may specify in writing.

         Notices to the Insured Trustee are to be provided to the address stated
         in the Schedule of Variables or any other address the Insured Trustee may specify in writing.

         Where agreed between You and Us notices, reports and applications may be provided by mutually acceptable methods of electronic communication.

--------------------------------------------------------------------------------
21.        TRUSTEE PROVISIONS

21.1     The Insured Trustee enters into the Agreement only its capacity as trustee of the Series Trust and in no other capacity. A liability arising under or in connection with the Agreement is limited to and can be enforced against the Insured Trustee only to the extent to which it can be satisfied out of the property of the Series Trust (as case may
         be) out of which the Insured Trustee is actually indemnified for the liability. This limitation of the Insured Trustee's liability or obligations under the Agreement applies despite any other provision of the Agreement other than clause 21.3 and extends to all liabilities and obligations in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to the Agreement.

21.2     The parties other than the Insured Trustee may not sue the Insured
         Trustee in any capacity other than as trustee of the Series Trust, including seeking the appointment of a receiver (except in relation to the property of Series Trust, as the case may be), a liquidator, an administrator or any similar person to the Insured Trustee or prove in any liquidation, administration or arrangement of, or affecting the
         Insured Trustee (except in relation to the property of Series Trust, as the case may be).

21.3     The provisions of this clause 21 shall not apply to any obligation or liability of the Insured Trustee to the extent that the Insured Trustee is not actually indemnified for the obligation or liability as a result of the Insured Trustee's fraud, negligence or breach of trust.

21.4     For the purposes of clause 21.3 it is agreed that the Insured Trustee cannot be regarded as being fraudulent, negligent or in breach of trust to the extent to which any failure by the Insured Trustee to satisfy its liabilities or obligations or breach of representation or warranty under the Agreement has been caused or contributed to by a failure of the Insured Lender, the Servicer, the Loan Originator, Mortgage Manager
         or the Trust Manager (being the Manager referred to in the Series
         Supplement) or any other person (other than a person whose acts or omissions the Insured Trustee is liable for in accordance with any
         Transaction Document) to fulfil its obligations in relation to the
         Series Trust, or any other act or omission of Insured Lender, the
         Servicer, the Loan Originator, the Mortgage Manager or Trust Manager or
         any person.

21.5     The Insured Trustee (in its capacity as trustee of the Series Trust) is not obliged to do or refrain from doing anything under the Agreement
         (including incur any liability) unless the Insured Trustee's liability is limited in the same manner as set out in this clause 21.

                                    15 of 24

         For the avoidance of doubt, the Insured Trustee agrees and acknowledges that its liability for any commitment or obligation it has entered into under this Agreement is limited in a manner which is consistent with this clause 21.

21.6     For the avoidance of doubt, nothing in this clause affects Our rights under this Agreement, or under the Insurance Contracts Act 1984, to avoid or reduce a claim which may be made by or on behalf of, the
         Insured Trustee under the Agreement or to obtain a declaration or any order to that effect.

--------------------------------------------------------------------------------
22.        GOVERNING LAW

22.1     These Provisions and the Agreement are governed by and construed in accordance with the laws of New South Wales.

           JURISDICTION

22.2     Each party irrevocably and unconditionally:

         22.2.1   submits to the non-exclusive jurisdiction of the courts of New
                  South Wales;

         22.2.2   waives any objection it may now or in the future have to the bringing of proceedings in those courts and any claim that any proceedings have been brought in an inconvenient forum; and

         22.2.3   agrees, without preventing any other mode of service permitted by law, that any document required to be served in any
                  proceedings may be served in the manner in which notices and other written communications may be given under clause 20.

23.        PRIVACY LEGISLATION COMPLIANCE

In respect of each Insured Mortgage the Insured Lender:

         o     warrants that it has complied with the Privacy Act;

         o     acknowledges that if it gives personal information about a borrower or guarantor to us in circumstances where that borrower or guarantor has not given all necessary consents, we are at risk of contravening the Privacy Act;

         o     will, on request by us, provide us with such information as we reasonably require to verify compliance with your obligations under the Privacy Act in relation to an Insured Mortgage;

         o     must disclose to us as soon as practicable if it becomes aware of a breach of its obligations under the Privacy Act in respect of an Insured Mortgage;

         o     agrees to indemnify us and keep us indemnified against any injury, cost, loss, damage, claim or liability which we may suffer, as a result of it failing to comply with this clause 23, including but not limited to any injury, loss, cost, damage, claim or liability arising out of an action brought by an
               individual against us pursuant to, in connection with, or arising from the Privacy Act 1988.

In the section "Privacy Act" means the Privacy Act 1988, as amended by the
Privacy Amendment (Private Sector) Act 2000 (including but not limited to a
National Privacy Principle set out in that Act).

The indemnity in this clause 23 is a continuing obligation, separate and independent from the other obligations of the parties, and survives termination, completion or expiration of this Agreement.

It is not necessary for a party to incur expense or to make any payment before enforcing the right of indemnity conferred by this Agreement.

                                    16 of 24

--------------------------------------------------------------------------------
24.        MEANING OF WORDS

APPLICATION

means all information (in whatever form including but not limited tohard copy, electronic or on disk) supplied to Us (by whatever means including, but not limited to electronic mail) by You or by any third party on your behalf relating to the Insured Mortgage, the Borrower, the Mortgaged Property any other information in support of Your request for us to insure the Insured Mortgage.

BORROWER

means the person or entity specified as the Borrower in the Schedule of
Mortgages.

BREAK FUNDING COSTS

means costs or Losses incurred by You as a result of the Insured Mortgage being discharged or the Loan Account being repaid or both, prior to the expiry of the loan term provided You are entitled to recover such costs or Losses from the
Borrower.

CLOSING DATE

means the Closing Date specified in the Schedule of Variables

COLLATERAL SECURITY

means any security interest, other than the Insured Mortgage, You obtain as security for, or guaranteeing, the payment of the Loan Account.

CONSUMER CREDIT CODE

means the Consumer Credit Code set out in the Appendix to the Consumer Credit
(Queensland) Act 1994 as in force and applicable for the time being in each
State and Territory of Australia.

CONTAMINANT

means any substance the presence of which on a property renders the property in whole or in part harmful or unusable or both, including, but not limited to radioactive material, asbestos, biological agents, heavy metals and toxins.

CONTAMINATION

means the presence in, on or under a property of any Contaminant at a concentration above that naturally present in, on or under the property.

COST OVERRUNS

may occur if the purpose of the Insured Mortgage or any part of the Insured
Mortgage is for Improvements to the Mortgaged Property. Cost Overruns means the cost of Improvements (including Improvements the subject of variations to the fixed price building contract) in excess of the amounts approved in the original
Loan Amount and identified in the fixed priced building contract.

CREDIT TRIBUNAL OR COURT

means a credit tribunal or court having jurisdiction under the Consumer Credit
Code.

                                    17 of 24

EARLY REPAYMENT FEES

means any fines, fees or charges You are entitled to recover from the Borrower as a result of the Insured Mortgage being discharged or the Loan Account being repaid or both prior to the expiry of the Loan Term.

ELIGIBILITY CRITERIA

means the Eligibility Criteria specified in the Schedule of Variables.

EXPIRY DATE OF INSURANCE

means the Loan Expiry Date of a loan in respect of an Insured Mortgage specified in the Schedule of Mortgages, plus thirty (30) days.

FINAL LOAN ADVANCE

means the last progress payment of the Loan Amount upon completion of any
Improvement to the Mortgaged Property.

GUARANTOR

means any person who has guaranteed performance of any of the Borrower's obligations under the Insured Mortgage or Loan Account or both or provided indemnity in respect of breach of those obligations.

GST

means the goods and services tax as imposed by the GST Act.

GST ACT

means A New Tax System (Goods and Services Tax) Act 1999, or, if that Act does not exist for any reason, means any Act imposing or relating to the imposition or administration of a goods and services tax in Australia and any regulation made under that Act.

IMPROVEMENTS

means any construction, additions, renovations and repairs on or to the
Mortgaged Property.

INCLUDING OR SUCH AS

when introducing an example does not limit the meaning of the words to which the example relates to that example or examples of a similar kind.

INPUT TAX CREDIT

has the same meaning given to that term by A New Tax System (Goods and Services
Tax) Act 1999.

INITIAL LOAN ADVANCE

means the first advance of the Loan Amount or part of the Loan Amount and includes the only advance if the entire Loan Amount is advanced at one time.

                                    18 of 24

INSURED LENDER

means the person or entity specified as the Insured Lender in the Schedule of
Variables.

INSURED TRUSTEE

means the person or entity specified as the Insured Trustee in the Schedule of
Variables or if that person or entity retires or it's removed as trustee of the
Series Trust, then any substitute trustee and includes the Trust Manager when acting as trustee of the Series Trust.

ISSUE DATE

means the date of payment by the Insured Lender of the once-only fee in accordance with clause 6.

INSURED MORTGAGE

means each of the mortgages specified in the Schedule of Mortgages.

LOAN ACCOUNT

means the total of the Loan Amount and interest on the Loan Amount outstanding under the Insured Mortgage.

LOAN AMOUNT

means the Loan Amount specified for the Insured Mortgage in the Schedule of
Mortgages.

LOAN ORIGINATOR

means any person who, whether acting as the agent of the Insured Lender or of the Borrower or acting independently is involved in the marketing or establishment of the Insured Mortgage and may include an agent, a mortgage broker, a Mortgage Manager and a Trust Manager.

LOAN TERM

means the Loan Term specified for the Insured Mortgage in the Schedule of
Mortgages.

LOSS

means Loss calculated in accordance with these Provisions.

MINIMUM SCHEDULED INSTALMENTS

means the instalments required to meet the Loan Agreement repayments over the term of the Loan.

MORTGAGE MANAGER

means a person appointed to administer and manage the Insured Mortgage and Loan
Account on Your behalf.

MORTGAGED PROPERTY

                                    19 of 24

means the Mortgaged Property specified for the Insured Mortgage in the Schedule of Mortgages.

PERCENTAGE OF INSURANCE

means the Percentage of Insurance specified in the Schedule of Variables.

PERMITTED PRIOR SECURITY INTERESTS

in relation to an Insured Mortgage means any statutory charges, prior charges of a body corporate, service company or equivalent, whether registered or otherwise, which do not prevent the Insured Mortgage from being a first ranking mortgage or a second ranking mortgage (as the case may be) in accordance with the Insured Lender's lending criteria.

PROVISIONS

means these Lenders Mortgage Insurance Provisions Securitised Tranches.

SCHEDULE OF MORTGAGES

means the Schedule of Mortgages in the CD Rom in Exhibit A to these Provisions which includes details of the Insured Mortgage, the Mortgaged Property, the
Borrower, the Loan Amount, the Loan Term and the Loan Expiry Date of the
Insurance of the Insured Mortgage.

SCHEDULE OF VARIABLES

means the Schedule of Variables attached to these Provisions which includes details of the Insured Lender, the Insured Trustee, the Closing Date, the
Eligibility Criteria, the Servicer, the Series Trust, and the Percentage of
Insurance.

SCHEDULED INSTALMENTS

means the total amount due from time to time under the Insured Mortgage or Loan
Account or both whether paid or unpaid.

SCHEDULED LOAN BALANCE

means the amount that from time to time would have been outstanding if the
Minimum Scheduled Instalments had been paid when due.

SCHEDULED MONTHLY INSTALMENT

means the total amount payable each month (from time to time) by the Borrower to
You excluding any interest charged in advance, higher rate interest payable for late payment and default rate interest.

SERIES SUPPLEMENT

means the Series Supplement dated 3 March 2006 between the Insured Lender, the
Insured Trustee and Securitisation Advisory Services Pty Limited ABN 88 064 133
946.

SERIES TRUST

means the Series Trust specified in the Schedule of Variables.

                                    20 of 24

SERVICER

means the Servicer specified in the Schedule of Variables.

SETTLEMENT DATE

means the day the sale of the Mortgaged Property is completed.

SECURITY INTEREST

means any mortgage, charge, lien, pledge, trust, power or other rights given as or in effect as security for the payment of money or performance of obligations.
Security Interest also includes a guarantee and an indemnity.

TRUST MANAGER

means a person appointed to manage a trust pursuant to which You are the mortgagee of the Insured Mortgage.

VALUER

means a person who is a member of the Australian Property Institute in the real property valuation category.

VALUATION

means a written report as to value from a person who is at the time of provision of the report a Valuer.

YOU MEANS:

(a)      in relation to any Insured Mortgage that has been legally or equitably assigned to the Insured Trustee and has not been reassigned to the
         Insured Lender, the Insured Trustee; and in relation to any other
         Insured Mortgage, the Insured Lender; and

(b)      includes any Mortgage Manager or Trust Manager from time to time except where inconsistent with the context.

WE OR US

means PMI Mortgage Insurance Ltd., ABN 70 000 511 071, and its successors and assigns.

The singular includes the plural and vice versa.

A reference to anything includes the whole and each part of it.

Unless defined to the contrary in the Agreement, terms in the Agreement which are defined in the Series Supplement (including terms defined by incorporation by reference to other documents) have the same meaning in the Agreement.

                                    21 of 24

25.       SCHEDULE OF VARIABLES

                                    INSURED LENDER:

                                    Commonwealth Bank of Australia
                                    ABN 48 123 123 124

                                    and

                                    Homepath Pty Limited
                                    ABN 35 081 986 530
                                    Level 7, 48 Martin Place
                                    Sydney NSW 2000

                                    INSURED TRUSTEE:

                                    Perpetual Trustee Company Limited as trustee
                                    of the Medallion Trust Series 2006-1G
                                    ABN 42 000 001 007
                                    Level 12, 123 Pitt Street
                                    Sydney NSW 2000
                                    Fax: 02 9221 7870

                                    CLOSING DATE:

                                    14 March 2006

                                    SERVICER:

                                    Commonwealth Bank of Australia
                                    ABN 48 123 123 124

                                    SERIES TRUST:

                                    Medallion Trust Series 2006-1G

                                    PERCENTAGE OF INSURANCE:

                                    100%

                                    22 of 24

     SIGNED as an agreement this                day of

THE COMMON SEAL OF PMI MORTGAGE                  )
INSURANCE LTD                                    )
was hereunto affixed in the presence of:         )

---------------------------------------------    ------------------------------
Director                                         Director/Secretary

Signed, Sealed and Delivered on behalf of        )
COMMONWEALTH BANK OF AUSTRALIA by its            )
attorney in the presence of:                     )
                                                 )

---------------------------------------------    ------------------------------
Signature of Attorney                            Witness

---------------------------------------------
Print Name

Signed, Sealed and Delivered on behalf of        )
HOMEPATH PTY LIMITED by its attorney in the      )
presence of:                                     )

---------------------------------------------    ------------------------------
Signature of Attorney                            Witness

---------------------------------------------
Print Name

SIGNED SEALED AND DELIVERED on behalf of         )
PERPETUAL TRUSTEE COMPANY LIMITED AS TRUSTEE     )
OF THE MEDALLION TRUST SERIES 2006-1G by its     )
attorney in the presence of:                     )

---------------------------------------------    ------------------------------
Signature of Attorney                            Witness

---------------------------------------------
Print Name

                                    23 of 24

                        SCHEDULE 1 - ELIGIBILITY CRITERIA

--------------------------------------------------------------------------------

Eligibility Criteria in relation to each Insured Mortgage means that the Insured
Mortgage must:

         o     be in relation to a loan which has a Loan to Value Ratio (based on the outstanding balance of the housing loan and the most recent valuation of the mortgaged property, at the commencement of business on the Cut-Off Date) less than or equal to 95%;

         o     be in relation to a loan where the Borrower is required to repay that loan within 30 years of the Cut-Off Date;

         o     be in relation to a loan where the amount outstanding, assuming all due payments have been made by the Borrower, does not exceed
               A$1,000,000;

         o     be in relation to a loan which is sourced from the general mortgage loan portfolio of Commonwealth Bank of Australia or
               Homepath Pty Limited;

         o     be in relation to a loan where the Borrower is not an employee of either Insured Lender who is paying a concessional rate of interest under the Insured Mortgage as a result of such
               employment;

         o     be in relation to a loan which was advanced in, and is repayable in, Australian dollars;

         o     be in relation to a loan where no payment from the Borrower under the Loan Account is in arrears by more than thirty (30)
               consecutive days;

         o     be over Land which has erected on or within it a residential dwelling or unit; and

         o     be in relation to a loan which is or has been fully drawn.

                                    24 of 24